SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (AMENDMENT NO. 1)


Filed  by  the  Registrant     [  X  ]
Filed  by  a  Party  other  than  the  Registrant    [     ]
Check  the  appropriate  box:
[     ]    Preliminary  Proxy  Statement
[     ]    Confidential,  for  Use  of the Commission Only (as permitted by Rule
14a-6(e)(2))
[     ]    Definitive  Proxy  Statement
[  X  ]    Definitive  Additional  Materials
[     ]    Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                            THE LEATHER FACTORY, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box)
[  X  ]     No  fee  required.
[     ]     Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and
0-11
1)     Title  of  each  class  of  securities  to  which  transaction  applies:

2)     Aggregate  number  of  securities  to  which  transaction  applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed  maximum  aggregate  value  of  transaction:

5)     Total  fee  paid:

[     ]    Fee  paid  previously  with  preliminary  materials.
[     ]    Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)     Amount  Previously  Paid:

2)     Form,  Schedule  or  Registration  Statement  No.:

3)     Filing  Party:

4)   Date  Filed:

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          AMENDMENT TO DEFINITIVE PROXY STATEMENT FILED APRIL 15, 2003
          ------------------------------------------------------------
     The Registrant amends its Schedule 14 (Definitive Proxy Statement) filed with the Securities and Exchange Commission on April 15, 2003, by adding the following as an appendix at the end of the Schedule 14.

PROXY CARD

                                 REVOCABLE PROXY
                            THE LEATHER FACTORY, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Robin L. Morgan and William M. Warren, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of The Leather Factory, Inc. (the "Company") to be held on Thursday, May 15, 2003, in the Champions Ballroom III, Wyndham Hotel, 1500 Convention Center Drive, Arlington, Texas at 10:00 a.m., Central Daylight Time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

1.     Election  of  seven  directors.
_______FOR  the  nominees  listed  below               ______WITHHOLD  AUTHORITY
(except  as indicated to the contrary below).          (to vote for the nominees
                                                                  listed below.)

     SHANNON L. GREENE            T.  FIELD LANGE               JOSEPH R. MANNES
     H.W. "HUB" MARKWARDT         MICHAEL A. MARKWARDT          WRAY THOMPSON
                                  RONALD C. MORGAN

Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.

________________________________________________________________________________

________________________________________________________________________________

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH
                                      ABOVE


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

     Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                  Dated: _________________________________, 2003

                                    ____________________________________________
                                        Signature(s)
                                    ____________________________________________
                                        Signature(s)

     IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized representative. If a partnership,